Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 4/15/08


Blended Coupon 6.8717%


Excess Protection Level
3 Month Average   5.80%
July, 2000   5.99%
June, 2000   5.40%
May, 2000   6.01%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.66%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,529,119,458.18